[ING AMERICAS LEGAL SERVICES STATIONERY]

October 20, 2009

EDGAR U.S. Securities and Exchange Commission Division of Investment Management 100 F Street, N.E. Washington, D.C. 20549 Dear Commissioners:

This filing is the initial filing of the Registration Statement on Form N-4 pertaining to the offering of modified single premium deferred variable annuity contracts by ING Life Insurance and Annuity Company through its Variable Annuity Account B.

We respectfully request selective review. Portions of the disclosure in this filing are similar to File No. 333-162420 (as filed on October 9, 2009; accession no. 0000836687-09-000364), which is presently subject to review by the staff and we intend as precedent for this filing. The material changes between these filings are:

  Sub-accounts are available for premium allocation instead of strategies and indexes
  The surrender charge schedules are different;
  The contract in this filing has a minimum guaranteed withdrawal benefit, which includes an allocation requirement, but there is otherwise no minimum guaranteed contract value;
  The death benefit is the greater of premiums paid (less withdrawals) and the accumulation value;
  The contract offers two additional annuity plans; and
  The glossary of defined terms varies particularly in light of the above changes.

We confirm that we will be able to effectively incorporate into this filing the changes made to the disclosure of File No. 333-162420 in response to staff comments. To assist in your review, we will be providing hard copies of the prospectus in Word format, both clean and as marked against the prospectus for File No. 333-162420.

Please call or email me, at 610.425.3404 or scott.kreighbaum@us.ing.com., with questions or comments.

Respectively,

/s/John S. Kreighbaum John S. (Scott) Kreighbaum Counsel